Exhibit 99.1

FOR IMMEDIATE RELEASE

Group 1 Automotive Schedules 2012 Third-Quarter Earnings Release, Conference Call and Webcast

HOUSTON, Oct. 10, 2012 — Group 1 Automotive, Inc. (NYSE: GPI), a Fortune 500 automotive retailer, today announced that it will release financial results for the third quarter ended Sept. 30, 2012, on Thursday, Oct. 25, before market open. Earl J. Hesterberg, Group 1’s president and chief executive officer, and the company’s senior management team will host a conference call to discuss the results later that morning at 10 a.m. ET.

The conference call will be simulcast live on the Internet at www.group1auto.com, then click on ‘Investor Relations’ and then ‘Events’ or through this link: http://www.group1corp.com/news/events.aspx. A replay will be available for 30 days.

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.317.6789
International: 1.412.317.6789
Conference ID: 10019588

A telephonic replay will be available following the call through Nov. 2 at 9 a.m. ET by dialing:

Domestic: 1.877.344.7529
International: 1.412.317.0088
Conference ID: 10019588

About Group 1 Automotive, Inc.
Group 1 owns and operates 122 automotive dealerships, 159 franchises, and 28 collision centers in the United States and the United Kingdom that offer 32 brands of automobiles. Through its dealerships, the company sells new and used cars and light trucks; arranges related vehicle financing, service and insurance contracts; provides automotive maintenance and repair services; and sells vehicle parts.

Group 1 Automotive can be reached on the Internet at www.group1auto.com.

SOURCE: Group 1 Automotive, Inc.

Investor Contacts:
Kim Paper Canning
Manager, Investor Relations
Group 1 Automotive, Inc.
713-647-5741 | kpaper@group1auto.com

Media Contacts:
Pete DeLongchamps
V.P. Financial Services and Manufacturer Relations
Group 1 Automotive, Inc.
713-647-5770 | pdelongchamps@group1auto.com
or
Clint Woods
Pierpont Communications, Inc.
713-627-2223 | cwoods@piercom.com